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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                      October 28, 2004 (October 28, 2004)

                            GEORGIA GULF CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

             Delaware                     1-9753               58-1563799
 (State or Other Jurisdiction          (Commission            (IRS Employer
       of Incorporation)               File Number)       Identification Number)

115 Perimeter Center Place, Suite 460, Atlanta, GA               30346
    (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's Telephone Number, including area code: (770) 395-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.01.  Regulation FD Disclosure (Information Being Furnished Under Item
            12).

      In accordance with the Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 7.01, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On October 28, 2004, Georgia Gulf Corporation issued a press release announcing expectations regarding certain financial and operating results for the third quarter 2004. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated into Item 7.01 of this Form 8-K by reference.

Item 9.01   Financial Statements and Exhibits.

            (c)   Exhibits.

99.1  Press Release Dated October 28, 2004

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Dated: October 28, 2004

                                   Georgia Gulf Corporation

                                   By: /s/ JOEL I. BEERMAN
                                       --------------------------------------
                                       Name: Joel I. Beerman
                                       Title: Vice President, General Counsel
                                              and Secretary

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                                  EXHIBIT INDEX

99.1  Press Release dated October 28, 2004